EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation in the Registration Statement (Form S-8) of
SeaView Video Technology, Inc. (SeaView) of our report dated November 14, 2001, with the respect to the financial statements of SeaView incorporated by reference in it's Annual Report (Form 10-K) for the year ended December 31, 2000, and the related financial statement schedule included therein, filed with the
Securities and Exchange Commission.

By:/s/Carol McAtee, CPA
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Carol McAtee, CPA